Exhibit 10.2
SCHEDULE IDENTIFYING SUBSTANTIALLY IDENTICAL AGREEMENTS TO EXHIBIT 10.1
     A Multifamily Note was also executed by each of the entities listed below as a borrower in favor of Capmark and are substantially identical to Exhibit 10.1 except with respect to the property name and principal amount corresponding to the applicable borrower listed below.

Borrower	Property Name	Principal Amount
Triad Senior Living I, L.P.	Waterford at Huebner, San Antonio, TX	$6,700,000
Triad Senior Living I, L.P.	Waterford at Thousand Oaks, San Antonio, TX	$7,575,000
Triad Senior Living I, L.P.	Waterford at Fort Worth, Forth Worth, TX	$4,915,000
Triad Senior Living I, L.P.	Waterford at Shreveport, Shreveport, LA	$4,340,000
Triad Senior Living I, L.P.	Waterford at Mesquite, Mesquite, TX	$6,325,000
Triad Senior Living II, L.P.	Waterford at Fairfield, Fairfield, OH	$5,020,000
Triad Senior Living II, L.P.	Waterford at Oklahoma City, Oklahoma City, OK	$6,025,000
Triad Senior Living IV, L.P.	Waterford at North Richland Hills, TX	$6,800,000
Triad Senior Living IV, L.P.	Waterford at Arapaho, Richardson, TX	$8,625,000
Triad Senior Living IV, L.P.	Waterford at Highland Colony, Ridgeland, MS	$7,790,000
Triad Senior Living IV, L.P.	Waterford at Mansfield, Mansfield, OH	$7,975,000
Triad Senior Living I, L.P.	Waterford at Ironbridge, Springfield, MO	$8,895,000
Capital Senior Living A, Inc.	Sedgwick Plaza, Wichita, KS	$6,925,000
Capital Senior Living ILM-B, Inc.	Canton Regency, Canton OH	$13,405,000